EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Special Financial Report of Institutional REIT, Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Leo F. Wells, III, Chief Executive Officer of the Registrant, and Douglas P. Williams, Chief Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

It is not intended that this statement is deemed to be filed for purposes of the Securities Exchange Act of 1934.

/s/ LEO F. WELLS, III
Leo F. Wells, III
Chief Executive Officer

March 26, 2007

/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Chief Financial Officer

March 26, 2007